Exhibit 99.1

Canopy Growth Reports Fourth Quarter and Fiscal Year 2026 Financial Results;

Delivers Q4 FY2026 Net Revenue Growth of 27% in Canada Medical
and 68% in International Markets Cannabis

Full-year 2026 growth driven by net revenue increases of 20% in Canada adult-use cannabis and 18% in Canada medical

Completed acquisition of MTL Cannabis, positioning Canopy Growth as Canada’s leading medical cannabis company by revenue

Ended the fiscal year with $131.3M of net cash following strategic recapitalization completed in January 2026

Strategic decisions and financial discipline in FY2026 establish a foundation for acceleration and growth

SMITHS FALLS, ON, June 15, 2026 - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX: WEED) (Nasdaq: CGC) today announced its financial results for the three months ended March 31, 2026 ("Q4 FY2026") and the fiscal year ended March 31, 2026 ("FY2026"). All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

“In fiscal 2026, we reset the business, laid a disciplined foundation, and made deliberate investments, including acquiring MTL Cannabis, that will drive the next phase of growth. We modernized our approach to innovation, and our business structure was optimized around a clear strategy. Looking ahead, the opportunity in front of us is significant. As the leading medical cannabis business in Canada by revenue, we are well positioned to extend that leadership into Europe – a market we believe represents enormous long-term opportunity and one where our brands, products and relentless execution give us a real competitive edge. We enter fiscal 2027 with momentum, clarity, and a team that has proven it can execute.”

Luc Mongeau, Chief Executive Officer

“The significant strengthening of our balance sheet during fiscal 2026 reduces risk while expanding our strategic flexibility. We took meaningful steps to reduce costs and focus resources where they can drive the best returns, and these efforts are starting to be reflected in our financial results. We are confident we have the right strategy and financial model in place to achieve our goal of delivering positive Adjusted EBITDA during fiscal 2027.”

Tom Stewart, Chief Financial Officer

Fourth Quarter FY2026 and FY2026 Financial Highlights

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Consolidated net revenue of $71.2M in Q4 FY2026 increased 10% over the same period in the prior year. Consolidated net revenue in FY2026 was $284.6M, an increase of 6% compared to the fiscal year ended March 31, 2025 ("FY2025").
o
Cannabis net revenue was $54.5M in Q4 FY2026 and $213.9M for the full year, an increase of 20% and 15% respectively, versus the prior-year periods.
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Canada medical cannabis net revenue in Q4 FY2026 was $25.3M, an increase of 27% versus the three months ended March 31, 2025 ("Q4 FY2025"), driven by growth in the number of insured patients and a larger assortment of cannabis product choices offered to our customers, while full-year Canada medical cannabis net revenue increased 18% over FY2025.
▪
Canada adult-use cannabis net revenue in Q4 FY2026 was $20.6M, an increase of 1% compared to Q4 FY2025 due to strong performance in vapes and infused pre-roll joints ("PRJ"). In FY2026, Canada adult-use cannabis net revenue increased 20% over FY2025 driven by growth in infused PRJ offerings and new All-In-One vaporizers launched early in the fiscal year.
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International markets cannabis net revenue of $8.6M in Q4 FY2026 represented 68% growth compared to Q4 FY2025, as the Company addressed supply chain challenges in Europe experienced earlier in the fiscal year. Overall in FY2026, international markets cannabis net revenue decreased 7% compared to FY2025.
o
Storz & Bickel net revenue in Q4 FY2026 was $16.8M, a 14% decrease compared to Q4 FY2025. In FY2026, Storz & Bickel net revenue was $70.7M, 14% below FY2025. The decreases in both periods are primarily attributable to lapping strong sales in

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the prior year and continued consumer economic uncertainty, offset by the new VEAZY product, which launched in September 2025.
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Consolidated gross margin in Q4 FY2026 was 12%, compared to 16% in Q4 FY2025. Consolidated gross margin in FY2026 was 24%, compared to 30% in FY2025.
o
The Company incurred $10.7 million of inventory charges in Q4 FY2026, primarily resulting from a review of the overall Cannabis segment inventory levels following the acquisition of MTL Cannabis Corp. (“MTL Cannabis”). Excluding the impact of the inventory write-offs and the flow-through of inventory step-up relating to the acquisition of MTL Cannabis, adjusted gross margin1 was 27% in Q4 FY2026, as compared to adjusted gross margin of 19% in Q4 FY2025 (which excludes restructuring costs recorded in cost of goods sold).
o
Cannabis gross margin in Q4 FY2026 was 7% compared to 8% in Q4 FY2025, while adjusted gross margin1 for the segment was 26% in Q4 FY2026 compared to 12% in Q4 FY2025. Cannabis gross margin was 22% in FY2026, compared to 26% in FY2025. The decreases in the gross margin percentage were primarily attributable to lower sales relating to international markets, higher inventory provisions, costs related to new product launches and a shift in both product and geographical mix.
o
Storz & Bickel gross margin of 27% in Q4 FY2026 compared to 36% in Q4 FY2025. Gross margin in FY2026 was 33%, compared to 37% in FY2025. The decreases in gross margin are due to lower sales, increased tariffs on imports into the United States and shifts in geographic mix.
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Selling, General and Administrative expenses ("SG&A") in Q4 FY2026 were 7% higher than in Q4 FY2025. SG&A in FY2026 decreased 6% compared to FY2025. The year-over-year reduction was driven by continued reductions in headcount and third-party costs including insurance, professional fees and IT costs.
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The Company recorded $67.1M of asset impairment and restructuring costs in FY2026, primarily related to the impairment of goodwill and brands associated with Storz & Bickel and employee restructuring costs.
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Net loss from continuing operations in Q4 FY2026 was 21% lower compared to Q4 FY2025. Net loss from continuing operations in FY2026 narrowed by 49% year-over-year.
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Adjusted EBITDA2 loss for Q4 FY2026 was $6.3M, an improvement of $2.9M or 32% compared to Q4 FY2025. Adjusted EBITDA loss of $20.2M in FY2026 narrowed by $3.3M or 14% compared to FY2025, primarily attributable to SG&A cost savings.
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Free cash outflow3 improved year-over-year, from $176.6M in FY2025 to $69.1M in FY2026.
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Net cash position of $131.3M at the end of FY2026 represented an improvement of $303.9M compared to net debt of $172.6M at the end of FY2025.

Fiscal 2026 Highlights

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Completed the acquisition of MTL Cannabis, strengthening the Company’s global cannabis platform.
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Established Canopy Growth as the leading medical cannabis provider in Canada by revenue.
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Launched Spectrum Reserve, a new premium medical cannabis brand featuring flower selected for size, potency, and terpene levels through rigorous in-house standards during cultivation and post-harvest processing.
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Implemented a combination of pricing actions, refinements to the Company's product mix, and patient retention efforts to help minimize the impact of the recent reduction to the medical cannabis reimbursement offered by Veterans Affairs Canada.
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Strengthened supply chain execution in the Company's European medical cannabis business in response to supply constraints that affected international markets cannabis revenue.
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Expanded medical cannabis offering in Australia with two high-THC (as defined below) sativa 7ACRES strains, Ultra Jack and Jack Frost, and Spectrum Therapeutics softgel capsules in cannabidiol ("CBD"), THC, and balanced formats.
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Canada adult-use cannabis growth was driven by a series of product innovations targeting Canada’s fastest-growing adult-use categories, including vapes, high-THC flower, PRJs, and edibles.
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Introduced DeeLish, a new cannabis brand featuring 27%–33% THC flower and 26%–32% THC PRJs across rotating genetics.

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1 Adjusted gross margin is a non-GAAP measure. See "Non-GAAP Measures" and Schedules 5 and 6 for a reconciliation of adjusted gross margin on a consolidated basis and by segment.

2 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 7 for a reconciliation of net loss from continuing operations to adjusted EBITDA.
3 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 8 for a reconciliation of free cash flow - continuing operations.

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Storz & Bickel launched the new VEAZY™ vaporizer, expanding the brand’s portable vaporizer portfolio while reinforcing its strategy around affordability and portability.

FY2027 Outlook

The Company expects successful execution of its strategic priorities to drive net revenue growth across the business in the fiscal year ended March 31, 2027 ("FY2027"). Implementation of strengthened cultivation practices is projected to contribute to meaningful improvements in gross margin. Ongoing cost discipline, as well as a full year of the efficiencies implemented during FY2026, are expected to lead to reduced operating expense.

As a result, the Company expects to reach positive adjusted EBITDA2 during FY2027. With MTL Cannabis integration activities ongoing in the first half of 2027, the year-over-year improvements are expected to be more pronounced in the second half of the fiscal year.

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with Luc Mongeau, CEO and Tom Stewart, CFO at 10:00 AM Eastern Time on June 15, 2026.

Webcast Information

A live audio webcast will be available at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=A7EE0D0C-0666-4DFD-8731-2283EDBF8C3B

Replay Information

A replay will be accessible by webcast until 11:59 PM ET on September 13, 2026 at the same URL.

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA is a useful measure for investors because it provides meaningful and useful financial information, as this measure demonstrates the operating performance of businesses. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; acquisition-related restructuring and other inventory write-downs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses. The Adjusted EBITDA reconciliation is presented within this press release and explained in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (the “Form 10-K”) to be filed with the Securities and Exchange Commission (“SEC”).

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that free cash flow presents meaningful information regarding the amount of cash flow required to maintain and organically expand the Company’s business, and that the free cash flow measure provides meaningful information regarding the Company’s liquidity requirements. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this press release and explained in the Form 10-K.

Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures used by management that are not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that adjusted gross margin and adjusted gross margin percentage present meaningful and useful financial information as these measures provide insights into the gross margin performance of the business. Adjusted gross margin is calculated as gross margin excluding acquisition related restructuring and other inventory write-downs, and charges related to the flow-through of inventory step-up on business combinations. Adjusted gross margin percentage is calculated as adjusted gross margin divided by net revenue. The adjusted gross margin and adjusted gross margin percentage reconciliation is presented within this news release.

Contact

Media Contact: media@canopygrowth.com

Investor Contact: invest@canopygrowth.com

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About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives. Its portfolio of owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, DeeLish, Claybourne, MTL Cannabis, Low Key by MTL and R’belle, as well as category defining Storz & Bickel, delivers innovative products to consumers across Canada and beyond.

Canopy Growth is Canada’s leading provider of medical cannabis services through Canada House Clinics and serves patients online via Abba Medix. The Company also holds unconsolidated, non-controlling interest in Canopy USA, LLC ("Canopy USA"), which provides exposure to the U.S. THC market.

Committed to quality, responsible use, and community, Canopy Growth is shaping a future where cannabis is embraced for its potential to enhance well-being.

For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this press release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to:

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laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to cannabis and hemp (including CBD) products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture and any state equivalent regulatory agencies over cannabis and hemp (including CBD) products;
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expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
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our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
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the impacts of the Company’s strategy to accelerate entry into the U.S. cannabis market through the creation of Canopy USA;
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expectations for Canopy USA to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
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the timing and occurrence of the final tranche closing in connection with the acquisition of Lemurian, Inc. (“Jetty”) by Canopy USA pursuant to the exercise of the option to acquire Jetty;
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the issuance of additional common shares of the Company (each whole share, a “Canopy Share” or a “Share”) to satisfy any deferred and/or option exercise payments to the shareholders of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC (collectively, “Wana”) and Jetty and the issuance of additional non-voting and non-participating shares in the capital of Canopy USA issuable to Canopy Growth from Canopy USA in consideration thereof;
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the acquisition of additional Class A shares of Canopy USA in connection with the investment in Canopy USA by the Huneeus 2017 Irrevocable Trust (the “Trust”) in the aggregate amount of up to US$20 million, including any warrants of Canopy USA issued to the Trust in accordance with the share purchase agreement entered into by the Trust and Canopy USA;
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expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, equity investments and dispositions, including our acquisition of MTL Cannabis;
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the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
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our international activities, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
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our ability to successfully create and launch brands and further create, launch and scale products in jurisdictions where such products are legal and that we currently operate in;

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the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
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our remediation plan and our ability to remediate the material weakness in our internal control over financial reporting;
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expectations regarding the use of proceeds of equity financings;
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the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
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the impact of the implementation of the rescheduling of medical cannabis from a Schedule I controlled substance under the United States Controlled Substances Act to a Schedule III controlled substance;
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our ability to execute on our strategy and the anticipated benefits of such strategy;
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the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
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the ongoing impact of developing provincial, state, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
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the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol (“THC”);
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the future performance of our business and operations;
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our competitive advantages and business strategies;
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the competitive conditions of the industry;
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the expected growth in the number of customers using our products;
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expectations regarding revenues, expenses and anticipated cash needs;
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expectations regarding cash flow, liquidity and sources of funding;
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expectations regarding capital expenditures;
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the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
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expectations with respect to our growing, production and supply chain capacities;
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expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
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expectations with respect to future production costs;
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the effects of tariffs and related regulatory measures, the levels of inflation, interest rates and trade policy and risks relating to the evolving regulatory landscape in the United States, on our costs and our margins;
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the effects of the conflict in the Middle East and its impact on global commerce and shipping supply chains and potential shipping delays;
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expectations with respect to future sales and distribution channels and networks;
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the expected methods to be used to distribute and sell our products;
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our future product offerings;
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the anticipated future gross margins of our operations;
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accounting standards and estimates;
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expectations regarding our distribution network;
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expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
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our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
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expectations on price changes for products in cannabis markets.

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Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions , including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, risks related to our ability to remediate the material weakness identified in our internal control over financial reporting as of March 31, 2026, or inability to otherwise maintain an effective system of internal control; the risk that the restatement of certain of our prior financial statements could negatively affect investor confidence and raise reputation risks; our limited operating history; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks in the event that Acreage Holdings, Inc. and Wana cannot satisfy their debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to the overall macroeconomic environment, which may impact customer spending, our costs and our margins, including tariffs (and related retaliatory measures), the levels of inflation, interest rates and trade policy; risks relating to the evolving regulatory landscape in the United States; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from Canopy Shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; risks related to finalization of the consideration payable by us for the acquisition by Canopy USA of the remaining interests in Jetty; and the factors discussed under the heading “Risk Factors” in the Form 10-K. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we believe that the

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assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

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Schedule 1

CANOPY GROWTH CORPORATION CONSOLIDATED BALANCE SHEETS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)
	March 31, 2026	March 31, 2025
		(As Restated)
ASSETS
Current assets:
Cash and cash equivalents	$364,683	$113,811
Short-term investments	-	17,656
Restricted short-term investments	5,046	6,410
Amounts receivable, net	36,289	52,780
Inventory	110,513	96,373
Prepaid expenses and other assets	12,935	7,544
Total current assets	529,466	294,574
Other investments	108,010	179,977
Property, plant and equipment	316,494	293,523
Intangible assets	92,411	87,200
Goodwill	55,685	46,042
Other assets	16,666	16,385
Total assets	$1,118,732	$917,701

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,817	$26,099
Other accrued expenses and liabilities	42,999	38,613
Current portion of long-term debt	16,237	4,258
Warrant derivative liability	27,522	8,647
Other liabilities	36,868	25,434
Total current liabilities	158,443	103,051
Long-term debt	217,123	299,811
Deferred income tax liabilities	8,199	-
Other liabilities	37,373	36,273
Total liabilities	421,138	439,135
Commitments and contingencies
Canopy Growth Corporation shareholders’ equity:
Share capital Common shares - $nil par value; Authorized - unlimited; Issued and outstanding - 422,068,225 shares and 183,865,295 shares, respectively. Exchangeable shares - $nil par value; Authorized - unlimited; Issued and outstanding - 26,261,474 shares and 26,261,474 shares, respectively.	9,233,577	8,782,405
Additional paid-in capital	2,591,714	2,570,945
Accumulated other comprehensive income	10,530	535
Deficit	(11,138,227)	(10,875,319)
Total shareholders’ equity	697,594	478,566
Total liabilities and shareholders’ equity	$1,118,732	$917,701

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Schedule 2

CANOPY GROWTH CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended March 31,		Years ended March 31,
	2026	2025	2026	2025
		(As Restated)		(As Restated)
Revenue	$84,690	$77,984	$346,827	$313,969
Excise taxes	13,445	12,953	62,224	44,974
Net revenue	71,245	65,031	284,603	268,995
Cost of goods sold	62,984	54,487	214,933	189,484
Gross margin	8,261	10,544	69,670	79,511
Operating expenses
Selling, general and administrative expenses	41,143	38,452	159,984	169,626
Share-based compensation	1,468	(18,736)	4,266	(4,205)
Loss on asset impairment and restructuring	61,441	9,098	67,079	31,233
Total operating expenses	104,052	28,814	231,329	196,654
Operating loss from continuing operations	(95,791)	(18,270)	(161,659)	(117,143)
Other income (expense), net	(59,783)	(178,071)	(101,226)	(390,617)
Loss from continuing operations before income taxes	(155,574)	(196,341)	(262,885)	(507,760)
Income tax (recovery) expense	850	(329)	(23)	(7,141)
Net loss from continuing operations	(154,724)	(196,670)	(262,908)	(514,901)
Discontinued operations, net of income tax	-	713	-	6,023
Net loss attributable to Canopy Growth Corporation	$(154,724)	$(195,957)	$(262,908)	$(508,878)

Basic and diluted loss per share
Continuing operations	$(0.40)	$(1.27)	$(0.88)	$(4.79)
Discontinued operations	-	-	-	0.06
Basic and diluted loss per share	$(0.40)	$(1.27)	$(0.88)	$(4.73)
Basic and diluted weighted average common shares outstanding	384,988,024	154,551,440	298,043,044	107,553,729

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Schedule 3

CANOPY GROWTH CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of Canadian dollars, unaudited)
	Years ended March 31,
	2026	2025
		(As Restated)
Cash flows from operating activities:
Net loss	$(262,908)	$(508,878)
Gain (loss) from discontinued operations, net of income tax	-	6,023
Net loss from continuing operations	(262,908)	(514,901)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	19,026	21,522
Amortization of intangible assets	17,447	21,596
Share-based compensation	4,266	(4,205)
Loss on asset impairment and restructuring	58,055	20,285
Income tax expense	23	7,141
Non-cash fair value adjustments and charges related to settlement of long-term debt	72,907	324,175
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	25,685	(4,485)
Inventory	3,710	(17,715)
Prepaid expenses and other assets	(4,367)	5,719
Accounts payable and accrued liabilities	(4,353)	(15,484)
Other, including non-cash foreign currency	6,703	(9,398)
Net cash used in operating activities	(63,806)	(165,750)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(5,333)	(10,813)
Purchases of intangible assets	(620)	(467)
Proceeds on sale of property, plant and equipment	5	4,932
Redemption of short-term investments	19,001	16,428
Net cash outflow on sale or deconsolidation of subsidiaries	-	(6,968)
Net cash outflow on acquisition of subsidiaries	(41,536)	-
Net cash inflow on loan receivable	153	30,308
Investment in other financial assets	-	(95,335)
Other investing activities	6,981	-
Net cash provided by (used in) investing activities - continuing operations	(21,349)	(61,915)
Net cash provided by investing activities - discontinued operations	-	14,127
Net cash provided by (used in) investing activities	(21,349)	(47,788)
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	374,171	385,391
Proceeds from exercise of stock options	-	112
Proceeds from exercise of warrants	-	8,454
Issuance of long-term debt and convertible debentures	207,990	68,255
Repayment of long-term debt	(221,508)	(289,031)
Debt issuance and extinguishment costs	(11,039)	(791)
Other financing activities	(17,205)	(23,730)
Net cash provided by (used in) financing activities	332,409	148,660
Effect of exchange rate changes on cash and cash equivalents	3,618	8,389
Net increase/(decrease) in cash and cash equivalents	250,872	(56,489)
Cash and cash equivalents, beginning of period	113,811	170,300
Cash and cash equivalents, end of period	$364,683	$113,811

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Schedule 4 - Segment Net Revenue

Net Revenue	Three months ended March 31,
(in thousands of Canadian dollars)	2026	2025	$ Change	% Change
Cannabis
Canadian adult-use cannabis[1]	$20,584	$20,404	$180	1%
Canadian medical cannabis[2]	25,280	19,973	5,307	27%
International markets cannabis[3]	8,599	5,131	3,468	68%
	$54,463	$45,508	$8,955	20%

Storz & Bickel	$16,782	$19,523	$(2,741)	(14%)

Net revenue	$71,245	$65,031	$6,214	10%

[1] Includes excise taxes of $10,616 and other revenue adjustments, representing our determination of returns and pricing adjustments, of $2,675 for the three months ended March 31, 2026 (three months ended March 31, 2025 - excise taxes of $10,687 and other revenue adjustments of $742).

[2] Includes excise taxes of $2,829 for the three months ended March 31, 2026 (three months ended March 31, 2025 - $2,266).
[3] Reflects other revenue adjustments of -$70 for the three months ended March 31, 2026 (three months ended March 31, 2025 - $50).

Net Revenue	Year ended March 31,
(in thousands of Canadian dollars)	2026	2025	$ Change	% Change
Cannabis
Canadian adult-use cannabis[1]	$94,472	$78,828	$15,644	20%
Canadian medical cannabis[2]	90,818	77,032	13,786	18%
International markets cannabis[3]	28,654	30,866	(2,212)	(7%)
	$213,944	$186,726	$27,218	15%

Storz & Bickel	$70,659	$82,269	$(11,610)	(14%)

Net revenue	$284,603	$268,995	$15,608	6%

[1] Reflects excise taxes of $51,856 and other revenue adjustments, representing our determination of returns and pricing adjustments, of $3,885 for the year ended March 31, 2026 (year ended March 31, 2025 - excise taxes of $36,442 and other revenue adjustments of $4,166).

[2] Reflects excise taxes of $10,368 for the year ended March 31, 2026 (year ended March 31, 2025 - $8,532).
[3] Reflects other revenue adjustments of $1,222 for the year ended March 31, 2026 (year ended March 31, 2025 - $100).

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Schedule 5 - Consolidated Gross Margin and Adjusted Gross Margin

	Three months ended March 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Net revenue	$71,245	$65,031
Gross margin, as reported	8,261	10,544
Gross margin percentage, as reported	12%	16%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted gross margin[1]	$18,988	$12,535
Adjusted gross margin percentage[1]	27%	19%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

	Years ended March 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Net revenue	$284,603	$268,995
Gross margin, as reported	69,670	79,511
Gross margin percentage, as reported	24%	30%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted gross margin[1]	$80,397	$81,502
Adjusted gross margin percentage[1]	28%	30%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

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Schedule 6 - Gross Margin and Adjusted Gross Margin by Segment

	Three months ended March 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Cannabis segment
Net revenue	$54,463	$45,508
Gross margin, as reported	3,652	3,467
Gross margin percentage, as reported	7%	8%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted gross margin[1]	$14,379	$5,458
Adjusted gross margin percentage[1]	26%	12%

Storz & Bickel segment
Revenue	$16,782	$19,523
Gross margin, as reported	4,609	7,077
Gross margin percentage, as reported	27%	36%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

	Year ended March 31,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Cannabis segment
Net revenue	$213,944	$186,726
Gross margin, as reported	46,092	48,995
Gross margin percentage, as reported	22%	26%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted gross margin[1]	$56,819	$50,986
Adjusted gross margin percentage[1]	27%	27%

Storz & Bickel segment
Revenue	$70,659	$82,269
Gross margin, as reported	23,578	30,516
Gross margin percentage, as reported	33%	37%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

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Schedule 7 - Adjusted EBITDA

	Three months ended March 31,
(in thousands of Canadian dollars, unaudited)	2026	2025
		(As Restated)
Net loss from continuing operations	$(154,724)	$(196,670)
Income tax expense	(850)	329
Other (income) expense, net	59,783	178,071
Share-based compensation	1,468	(18,736)
Acquisition, divestiture, and other costs[1]	7,168	5,202
Depreciation and amortization	8,653	11,467
Loss on asset impairment and restructuring	61,441	9,098
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted EBITDA[2]	$(6,334)	$(9,248)
[1] Acquisition, divestiture, and other costs include discrete transaction and litigation costs.
[2] Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".

	Years ended March 31,
(in thousands of Canadian dollars, unaudited)	2026	2025
		(As Restated)
Net loss from continuing operations	$(262,908)	$(514,901)
Income tax expense	23	7,141
Other (income) expense, net	101,226	390,617
Share-based compensation	4,266	(4,205)
Acquisition, divestiture, and other costs[1]	22,944	21,502
Depreciation and amortization	36,473	43,118
Loss on asset impairment and restructuring	67,079	31,233
Acquisition related restructuring and other inventory write-downs	9,878	1,991
Charges related to the flow-through of inventory step-up on business combinations	849	-
Adjusted EBITDA[2]	$(20,170)	$(23,504)
[1] Acquisition, divestiture, and other costs include discrete transaction and litigation costs.
[2] Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".

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Schedule 8 - Free Cash Flow

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months ended March 31,
(in thousands of Canadian dollars, unaudited)	2026	2025
Net cash used in operating activities - continuing operations	$(18,254)	$(33,152)
Purchases of and deposits on property, plant and equipment - continuing operations	(1,000)	(3,089)
Free cash flow[1] - continuing operations	$(19,254)	$(36,241)
[1] Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Year ended March 31,
(in thousands of Canadian dollars, unaudited)	2026	2025
Net cash used in operating activities - continuing operations	$(63,806)	$(165,750)
Purchases of and deposits on property, plant and equipment - continuing operations	(5,333)	(10,813)
Free cash flow[1] - continuing operations	$(69,139)	$(176,563)
[1] Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

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